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                                             CHASE MANHATTAN RV OWNER TRUST 1997-A

                                  MONTHLY SERVICER'S REPORT



                                                                                              Settlement Date          9/30/97
                                                                                              Determination Date       10/9/97
                                                                                              Distribution Date        10/15/97



I.       All Payments on the Contract                                                                                 29,051,586.27
II.      All Liquidation Proceeds on the Contract with respect to Principal                                                    0.00
III.     Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                      1,104,096.46
VI.     Distribution from the Reserve Account                                                                            499,371.26
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              229,085.35
VIII.   Transfers to the Pay-Ahead Account                                                                              (847,044.95)

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $30,037,094.39
                                                                                                                  ===============



DISTRIBUTION AMOUNTS                                                          Cost per $1000
--------------------------------                                              ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                            185,045.00
      (b)  Class A-1 Note Principal Distribution                                                       21,594,595.36
             Aggregate Class A-1 Note Distribution                             366.04437580                           21,779,640.36

2.   (a)  Class A-2 Note Interest Distribution                                                            386,882.22
      (b)  Class A-2 Note Principal Distribution                                                                0.00
            Aggregate Class A-2 Note Distribution                               3.25111111                               386,882.22

3.   (a)  Class A-3 Note Interest Distribution                                                            371,581.67
      (b)  Class A-3 Note Principal Distribution                                                                0.00
            Aggregate Class A-3 Note Distribution                               3.28833333                               371,581.67

4.   (a)  Class A-4 Note Interest Distribution                                                            244,144.44
      (b)  Class A-4 Note Principal Distribution                                                                0.00
           Aggregate Class A-4 Note Distribution                                3.34444444                               244,144.44

5.   (a)  Class A-5 Note Interest Distribution                                                            443,666.67
      (b)  Class A-5 Note Principal Distribution                                                                0.00
            Aggregate Class A-5 Note Distribution                               3.36111111                               443,666.67

6.   (a)  Class A-6 Note Interest Distribution                                                            299,688.89
      (b)  Class A-6 Note Principal Distribution                                                                0.00
            Aggregate Class A-6 Note Distribution                               3.40555556                               299,688.89

7.   (a)  Class A-7 Note Interest Distribution                                                            194,433.33
      (b)  Class A-7 Note Principal Distribution                                                                0.00
            Aggregate Class A-7 Note Distribution                               3.41111111                               194,433.33

8.   (a)  Class A-8 Note Interest Distribution                                                            294,194.44
      (b)  Class A-8 Note Principal Distribution                                                                0.00
            Aggregate Class A-8 Note Distribution                               3.46111111                               294,194.44

9.   (a)  Class A-9 Note Interest Distribution                                                            214,177.78
      (b)  Class A-9 Note Principal Distribution                                                                0.00
            Aggregate Class A-9 Note Distribution                               3.51111111                               214,177.78

10. (a)  Class A-10 Note Interest Distribution                                                            230,027.78
      (b)  Class A-10 Note Principal Distribution                                                               0.00
            Aggregate Class A-10 Note Distribution                              3.53888889                               230,027.78

11. (a)  Class B Certificate Interest Distribution                                                        163,119.54
      (b)  Class B Certificate Principal Distribution                                                           0.00
            Aggregate Class B Certificate Distribution                          3.63333333                               163,119.54

12.  Servicer Payment
       (a)  Servicing Fee                                                                                 373,914.70
       (b)  Reimbursement of prior Monthly Advances                                                             0.00
               Total Servicer Payment                                                                                    373,914.70

13.  Deposits to the Reserve Account                                                                                   4,542,251.31

14. (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                             0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                                0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                 64,069.33
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     435,301.93
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                       499,371.26


Total Distribution Amount                                                                                            $30,037,094.39
                                                                                                                  ===============



           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @5.598%                                                                    185,045.00
        (b) Class A-2 Notes    @5.852%                                                                    386,882.22
        (c) Class A-3 Notes    @5.919%                                                                    371,581.67
        (d) Class A-4 Notes    @6.020%                                                                    244,144.44
        (e) Class A-5 Notes    @6.050%                                                                    443,666.67
        (f) Class A-6 Notes    @6.130%                                                                    299,688.89
       (g) Class A-7 Notes    @ 6.140%                                                                    194,433.33
       (h) Class A-8 Notes    @ 6.230%                                                                    294,194.44
        (i) Class A-9 Notes    @6.320%                                                                    214,177.78
        (j) Class A-10 Notes   @6.370%                                                                    230,027.78
                     Aggregate Interest on Notes                                                                       2,863,842.22
        (k) Class B Certificates6.540%                                                                                   163,119.54

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                     0.00
        (b) Class A-2 Notes                                                                                     0.00
        (c) Class A-3 Notes                                                                                     0.00
        (d) Class A-4 Notes                                                                                     0.00
        (e) Class A-5 Notes                                                                                     0.00
        (f) Class A-6 Notes                                                                                     0.00
       (g) Class A-7 Notes                                                                                      0.00
       (h) Class A-8 Notes                                                                                      0.00
        (i) Class A-9 Notes                                                                                     0.00
        (j) Class A-10 Notes                                                                                    0.00
        (k) Class B Certificates                                                                                0.00

3.   Total Distribution of Interest                                           Cost per $1000
                                                                              ----------------
        (a) Class A-1 Notes                                                     3.11000000                185,045.00
        (b) Class A-2 Notes                                                     3.25111111                386,882.22
        (c) Class A-3 Notes                                                     3.28833333                371,581.67
        (d) Class A-4 Notes                                                     3.34444444                244,144.44
        (e) Class A-5 Notes                                                     3.36111111                443,666.67
        (f) Class A-6 Notes                                                     3.40555556                299,688.89
       (g) Class A-7 Notes                                                      3.41111111                194,433.33
       (h) Class A-8 Notes                                                      3.46111111                294,194.44
        (i) Class A-9 Notes                                                     3.51111111                214,177.78
        (j) Class A-10 Notes                                                    3.53888889                230,027.78
                     Total Aggregate Interest on Notes                                                                 2,863,842.22
        (k) Class B Certificates                                                3.63333333                               163,119.54



           PRINCIPAL
--------------------------------
                                                                              No. of Contracts
                                                                              ----------------
1.   Amount of Stated Principal Collected                                                               7,214,481.86
2.   Amount of Principal Prepayment Collected                                       532                14,380,113.50
3.   Amount of Liquidated Contract                                                   0                          0.00
4.   Amount of Repurchased Contract                                                  0                          0.00

       Total Formula Principal Distribution Amount                                                                    21,594,595.36

5.   Principal Balance before giving effect to Principal Distribution                             Pool Factor
        (a) Class A-1 Notes                                                                        1.0000000          59,500,000.00
        (b) Class A-2 Notes                                                                        1.0000000         119,000,000.00
        (c) Class A-3 Notes                                                                        1.0000000         113,000,000.00
        (d) Class A-4 Notes                                                                        1.0000000          73,000,000.00
        (e) Class A-5 Notes                                                                        1.0000000         132,000,000.00
        (f) Class A-6 Notes                                                                        1.0000000          88,000,000.00
       (g) Class A-7 Notes                                                                         1.0000000          57,000,000.00
       (h) Class A-8 Notes                                                                         1.0000000          85,000,000.00
        (i) Class A-9 Notes                                                                        1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                       1.0000000          65,000,000.00
        (k) Class B Certificates                                                                   1.0000000          44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
       (g) Class A-7 Notes                                                                                                     0.00
       (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                   Cost per $1000
                                                                              ----------------
        (a) Class A-1 Notes                                                    362.93437580                           21,594,595.36
        (b) Class A-2 Notes                                                     0.00000000                                     0.00
        (c) Class A-3 Notes                                                     0.00000000                                     0.00
        (d) Class A-4 Notes                                                     0.00000000                                     0.00
        (e) Class A-5 Notes                                                     0.00000000                                     0.00
        (f) Class A-6 Notes                                                     0.00000000                                     0.00
       (g) Class A-7 Notes                                                      0.00000000                                     0.00
       (h) Class A-8 Notes                                                      0.00000000                                     0.00
        (i) Class A-9 Notes                                                     0.00000000                                     0.00
        (j) Class A-10 Notes                                                    0.00000000                                     0.00
        (k) Class B Certificates                                                0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                              Pool Factor
        (a) Class A-1 Notes                                                                        0.6370656          37,905,404.64
        (b) Class A-2 Notes                                                                        1.0000000         119,000,000.00
        (c) Class A-3 Notes                                                                        1.0000000         113,000,000.00
        (d) Class A-4 Notes                                                                        1.0000000          73,000,000.00
        (e) Class A-5 Notes                                                                        1.0000000         132,000,000.00
        (f) Class A-6 Notes                                                                        1.0000000          88,000,000.00
       (g) Class A-7 Notes                                                                         1.0000000          57,000,000.00
       (h) Class A-8 Notes                                                                         1.0000000          85,000,000.00
        (i) Class A-9 Notes                                                                        1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                       1.0000000          65,000,000.00
        (k) Class B Certificates                                                                   1.0000000          44,895,285.54



           POOL DATA                                                                               Aggregate
--------------------------------
                                                                              No. of Contracts Principal Balance
1.   Pool Stated Principal Balance as of  9/30/97                                 27,905        875,800,690.18

2.   Delinquency Information                                                                                       % Delinquent
              (a) 31-59 Days                                                        405                11,372,139.25  1.298%
              (b) 60-89 Days                                                        115                 3,198,353.47  0.365%
              (c) 90-119 Days                                                        2                     50,352.95  0.006%
              (d) 120 Days +                                                         0                          0.00  0.000%


3.   Contracts Repossessed during the Due Period                                     1                     23,479.72

4.   Current Repossession Inventory                                                  1                     23,479.72

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    0                          0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                              0.00
                                                                                              --------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                         0.00

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                            0.00

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               0                                        0.00

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.303%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               130.670



       TRIGGER ANALYSIS
--------------------------------

1.  (a)  Average Delinquency Percentage                             N/A
     (b)  Delinquency Percentage Trigger in effect ?                                NO

2.  (a)  Average Net Loss Ratio                                     N/A
     (b)  Net Loss Ratio Trigger in effect ?                                        NO
     (c)  Net Loss Ratio (using ending Pool Balance)                N/A

3.  (a)  Servicer Replacement Percentage                            N/A
     (b)  Servicer Replacement Trigger in effect ?                                  NO



         MISCELLANEOUS
--------------------------------

1.   Monthly Servicing Fees                                                                                              373,914.70

2.   Servicer Advances                                                                                                 1,104,096.46

3.   (a)  Opening Balance of the Reserve Account                                                                      13,460,929.28
      (b)  Deposits to the Reserve Account                                                              4,542,251.31
      (c)  Investment Earnings in the Reserve Account                                                      12,204.47
      (d)  Distribution from the Reserve Account                                                         (499,371.26)
      (e)  Ending Balance of the Reserve Account                                                                      17,516,013.80

4.   Specified Reserve Account Balance                                                                                17,516,013.80

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       561,500.57
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                                  847,044.95
      (c)  Investment Earnings in the Pay-Ahead Account                                                         0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                                (229,085.35)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     1,179,460.17
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